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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS




    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-26444, 33-59797, 33-39032, 33-14009 and
33-56899) of Campbell Soup Company of our report dated September 6, 1995 appearing on page F-9 of this Form 10-K.




PRICE WATERHOUSE LLP



Thirty South Seventeenth Street
Philadelphia, Pennsylvania  19103
October 5, 1995





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